Exhibit 10.2
EXECUTION COPY
FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) dated as of November 5, 2008, by and among DEVON ENERGY CORPORATION, a Delaware corporation (the “US Borrower”), NORTHSTAR ENERGY CORPORATION, a Nova Scotia unlimited company, and DEVON CANADA CORPORATION, a Nova Scotia unlimited company (the “Canadian Borrowers” and, together with the US Borrower, the “Borrowers”), BANK OF AMERICA, N.A., individually and as administrative agent (the “Administrative Agent”), and the Lenders party to this Amendment.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement effective as of April 7, 2006 (as amended or supplemented to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrowers as therein provided; and
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the Loans which may hereafter be made by the Lenders to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE 1.
DEFINITIONS AND REFERENCES
     1.01. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     1.02. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.
          “Amendment” means this Fifth Amendment to the Original Agreement.
          “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE 2.
AMENDMENT
     2.01. Defined Terms. Section 1.01 of the Original Agreement is hereby amended as follows:
          (a) The following definition is hereby amended to read as follows:
“L/C Issuance Global Sublimit” means, with respect to a L/C Issuer (and, if applicable, its Canadian Affiliate), the maximum amount of L/C Obligations that such L/C Issuer has agreed to incur pursuant to this Agreement in such capacity, as such amount is mutually agreed to in writing by Administrative Agent, the Borrowers and such L/C Issuer.
     (b) The following definitions are hereby deleted: the definition of “Canadian Letter of Credit Sublimit” and the definition of “US Letter of Credit Sublimit”.
     (c) The following definition is hereby added:
“Letter of Credit Sublimit” means an amount equal to US $500,000,000; provided, however, that such amount may be decreased and/or increased from time to time without the consent of the Lenders so long as (a) such amount has been mutually agreed to in writing by Administrative Agent, the Borrowers and the L/C Issuers and (b) such amount does not exceed US $500,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.
     2.02. Amendment to Section 2.04(a)(i). Section 2.04(a)(i) of the Original Agreement is hereby amended by deleting the clause “the Outstanding Amount of the US L/C Obligations shall not exceed the US Letter of Credit Sublimit” in clause (y) thereof and replacing it with the clause “the sum of the Outstanding Amount of the US L/C Obligations plus the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Letter of Credit Sublimit.”
     2.03. Amendment to Section 3.04(a)(i). Section 3.04(a)(i) of the Original Agreement is hereby amended by deleting the clause “the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Canadian Letter of Credit Sublimit” in clause (y) thereof and replacing it with the clause “the sum of the Outstanding Amount of the Canadian L/C Obligations plus the Outstanding Amount of the US L/C Obligations shall not exceed the Letter of Credit Sublimit.”
     2.04. Amendment to Section 4.10. Section 4.10 of the Original Agreement is hereby amended by deleting the clause “and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the US Letter of Credit Sublimit or the US Swing Line Sublimit exceeds the amount of the Aggregate US Commitments or the Canadian Letter of Credit Sublimit or the Canadian Swing Line Sublimit exceeds the Aggregate Canadian Commitments, such Sublimits shall be automatically reduced by the amount of such excess” and inserting in lieu thereof the following:
“(iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess, and (v) if, after giving effect to any reduction of the Aggregate Commitments, the US Swing Line Sublimit exceeds the amount of the Aggregate US Commitments or the Canadian Swing Line Sublimit exceeds the Aggregate Canadian Commitments, such Sublimits shall be automatically reduced by the amount of such excess.”
     2.05. Amendment to Section 12.21. Section 12.21 of the Original Agreement is hereby amended as follows:
     (a) by inserting the phrase “and the Lenders” immediately after each instance of the phrase “the Administrative Agent and the Joint Lead Arrangers”;
     (b) by inserting the phrase “and each Lender” immediately after the phrase “the Administrative Agent and each Joint Lead Arranger”;

     (c) by inserting the phrase “nor any Lender” immediately after each instance of the phrase “the Administrative Agent nor any Joint Lead Arranger”;
     (d) by inserting the phrase “or any Lender” immediately after the phrase “the Administrative Agent or any Joint Lead Arranger”; and
     (e) by revising clause (iv) to make the changes set forth above and certain other changes so that as revised clause (iv) reads in its entirety as follows:
“(iv) the Administrative Agent and the Joint Lead Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Joint Lead Arranger nor any Lender has any obligation, by reason of the transactions contemplated hereby or the process leading thereto, to disclose of any such interests to such Borrower or the other Loan Parties.”
ARTICLE 3.
CONDITIONS OF EFFECTIVENESS
     3.01. Documents to be Delivered. (a) This Amendment shall become effective as of the date set forth in the introductory paragraph of this Amendment (the “Effective Date”) when the Administrative Agent shall have received all of the following, at the Administrative Agent’s office:
     (i) This Amendment duly executed and delivered by the Borrowers, the Administrative Agent and the Required Lenders.
     (ii) The Consent and Agreement attached hereto duly executed and delivered by Devon Financing, U.L.C.
     (iii) A Certificate of the US Borrower of even date herewith signed by a Responsible Officer of the US Borrower (i) certifying that Borrowers have taken all action necessary to authorize the execution and delivery of this Amendment and (ii) certifying that before and after giving effect to this Amendment, (A) the representations and warranties contained in Article IV of this Amendment, in Article VII of the Original Agreement and in the other Loan Documents made by it are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (B) no Default exists.
               (b) All commitment, facility, agency, and to the extent invoiced prior to the Effective Date, legal and other fees that are due on or before the date hereof and are required to be paid or reimbursed to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.
ARTICLE 4.
REPRESENTATIONS AND WARRANTIES
     4.01. Representations and Warranties of the Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:
     (a) The representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
     (b) Each Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies and to perform its obligations under the Original Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.
     (c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organization Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness of such Borrower which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.
     (d) When duly executed and delivered, each of this Amendment and the Original Agreement (as amended by this Amendment) will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.
     (e) No Default exists on the Effective Date.
ARTICLE 5.
MISCELLANEOUS
     5.01. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement, as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Original Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Agreement or any other Loan Document.
     5.02. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Loan Party under this Amendment and under the Original Agreement.
     5.03. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.
     5.04. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.
     5.05. Counterparts; Fax. This Amendment maybe separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
     5.06. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty effective as of April 7, 2006 made by it for the benefit of the Administrative Agent and the Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DEVON ENERGY CORPORATION, as the US Borrower

By:	/s/ Jeffrey A. Agosta

Name:	Jeffrey A. Agosta
Title:	Sr. Vice President – Corp.
Finance and Treasurer

NORTHSTAR ENERGY CORPORATION, as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta

Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

DEVON CANADA CORPORATION, as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta

Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

CONSENT AND AGREEMENT
     Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty effective as of April 7, 2006 (the “Guaranty”) made by it for the benefit of the Administrative Agent and the Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty shall remain in full force and effect.

DEVON FINANCING CORPORATION, U.L.C.

By:	/s/ Jeffrey A. Agosta

Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita Cummings

Name:	Renita Cummings
Title:	Assistant Vice President

BANK OF AMERICA, N.A., by its Canada branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade

Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, a US L/C Issuer, and a US Swing Line Lender

By:	/s/ Gabe Gomez

Name:	Gabe Gomez
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and a US L/C Issuer

By:	/s/ Robert W. Traband

Name:	Robert W. Traband
Title:	Executive Director

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Lender

By: Name:	/s/ Craig Anderson Craig Anderson
Title:	First Vice President

By: Name:	/s/ John Gregory John Gregory
Title:	First Vice President

Address:	560 Lexington Ave.
New York, NY 10022

Contact:	Craig Anderson

BNP PARIBAS, as a Lender

By: Name:	/s/ David Dodd David Dodd
Title:	Managing Director

By: Name:	/s/ Juan Carlos Sandoval Juan Carlos Sandoval
Title:	Vice President

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By: Name:	/s/ James Moran James Moran
Title:	Managing Director

By: Name:	/s/ Nupur Kumar Nupur Kumar
Title:	Associate

THE BANK OF NOVA SCOTIA, as a Lender

By: Name:	/s/ David G. Mills David G. Mills
Title:	Director

MERRILL LYNCH BANK USA, as a Lender

By: Name:	/s/ Louis Alder Louis Alder
Title:	First Vice President

ROYAL BANK OF CANADA, as a Lender

By: Name:	/s/ Jay T. Sartain Jay T. Sartain
Title:	Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender

By: Name:	/s/ Irja R. Otsa Irja R. Otsa
Title:	Associate Director

By: Name: Title:	/s/ Mary E. Evans Mary E. Evans Associate Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Paul Pritchett Paul Pritchett
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By: Name:	/s/ Christina Faith Christina Faith
Title:	Vice President

EXPORT DEVELOPMENT CANADA, as a Lender

By: Name:	/s/ Janine Dopson Janine Dopson
Title:	Loan Asset Manager

By: Name:	/s/ Howard Clysdale Howard Clysdale
Title:	Portfolio Manager

BARCLAYS BANK PLC, as a Lender

By: Name:	/s/ Nicholas A. Bell Nicholas A. Bell
Title:	Director

CITIBANK, N.A., as a Lender

By: Name:	/s/ Todd Mogil Todd Mogil
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Lender

By: Name:	/s/ Linda Terry Linda Terry
Title:	Vice President & Manager

UMB BANK, n.a., as a Lender

By: Name:	/s/ Frank A. Sewell Frank A. Sewell
Title:	Senior Vice President

WILLIAM STREET COMMITMENT CORPORATION, (Recourse only to the assets of William Street Commitment Corporation), as a Lender

By: Name:	/s/ Mark Walton Mark Walton
Title:	Assistant Vice President

BANK OF AMERICA, N.A., by its Canada branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender

By: Name:	/s/ Medina Sales de Andrade Medina Sales de Andrade
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Canadian L/C Issuer and a Canadian Lender

By: Name:	/s/ David G. Mills David G. Mills
Title:	Director

JPMORGAN CHASE BANK, N.A., Toronto Branch, as a Canadian Lender and Canadian L/C Issuer

By: Name:	/s/ Drew McDonald Drew McDonald
Title:	Executive Director

CITIBANK N.A., CANADIAN BRANCH, as a Canadian Lender

By: Name:	/s/ Ivan Davey Ivan Davey
Title:	Authorized Signer

CREDIT SUISSE TORONTO BRANCH, as a Canadian Lender

By: Name:	/s/ Alain Daoust Alain Daoust
Title:	Director

By: Name:	/s/ Bruce F. Wetherly Bruce F. Wetherly
Title:	Director

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Robert A. Johnston Robert A. Johnston
Title:	Director

By: Name:	/s/ Marcellus Leung Marcellus Leung
Title:	Assistant Vice President

ROYAL BANK OF CANADA, as a Canadian Lender

By: Name:	/s/ Sonia G. Tibbatts Sonia G. Tibbatts
Title:	Authorized Signatory

SOCIETE GENERALE (CANADA BRANCH), as a Canadian Lender

By: Name:	/s/ David Baldoni David Baldoni
Title:	Managing Director

By: Name:	/s/ Paul Primavesi Paul Primavesi
Title:	Vice President

UBS AG CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Amy Fung Amy Fung
Title:	Director

By: Name:	/s/ Stephen Gerry Stephen Gerry
Title:	Director